                                  EXHIBIT 99.1

            Monthly Operating Report for the Month of November 1997,
                as filed with the United States Bankruptcy Court
        for the Northern District of California, San Francisco Division.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


IN RE:  STREAM LOGIC CORPORATION         CASE NO.      97-32984 DM
                                                       -----------------

                                         CHAPTER 11
                                         MONTHLY OPERATING REPORT
                                         (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED               November 30, 1997
                       ------------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).


                                                                               END OF             END OF             AS OF
                                                                              CURRENT             PRIOR             PETITION
                                                                               MONTH              MONTH              FILING
                                                                              -------             ------            --------
2.  ASSET/LIABILITY SUMMARY
      Current Assets (Market Value)                                             $3,626,438      $3,492,487           $18,388,407 *
                                                                            ---------------  -----------------  -----------------
      Total Assets (Market Value)                                               $8,611,658      $8,502,707           $22,312,581 *
                                                                            ---------------  -----------------  -----------------
      Current Liabilities                                                         $639,678        $453,750                    $0
                                                                            ---------------  -----------------  -----------------
      Total Liabilities                                                        $30,976,678     $29,312,987           $28,859,237
                                                                            ---------------  -----------------  -----------------

                                                                                                                    PETITION
                                                                              CURRENT             PRIOR             DATE TO
                                                                               MONTH              MONTH            MONTH END
                                                                               -----              -----            ---------

3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
      a.  Total Receipts                                                          $697,453      $1,705,288            $5,105,763
                                                                            ---------------  -----------------  -----------------
      b.  Total Disbursements                                                     $677,000        $676,008            $4,313,788
                                                                            ---------------  -----------------  -----------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)               $20,453      $1,029,280              $791,975
                                                                            ---------------  -----------------  -----------------
      d.  Cash Balance Beginning of Month                                       $1,166,239        $136,959
                                                                            ---------------  -----------------
      e.  Cash Balance End of Month (c + d)                                     $1,186,692      $1,166,239
                                                                            ===============  -----------------

                                                                               RECEIVABLES                           LIABILITIES
                                                                               -----------                           -----------
4.  POST-PETITION LIABILITIES & RECEIVABLES
      Balance at End of Previous Month                                          $1,214,421                              $453,750
                                                                            ---------------                     -----------------
      Balance at End of Current Month                                           $1,135,088                              $639,678
                                                                            ---------------                     -----------------

5.  PAST DUE POST-PETITION LIABILITIES
      Balance at End of Previous Month (over 30 days)                            $0
                                                                            ---------------
      Balance at End of Current Month (over 30 days)                                    $0
                                                                            ---------------
                                                                                                   YES                 NO
                                                                                                   ---                 --
6.  Are all federal, state, and local taxes current? (if no,
    attach schedule of unpaid items)                                                                                 Unknown **
                                                                                             -----------------  -----------------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors?
    (if yes, attach listing including date of payment, amount of payment
    and name of payee)                                                                              x ***
                                                                                             -----------------  -----------------
8.  Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee) [Excludes
    salaries to officers]                                                                                                x
                                                                                             -----------------  -----------------
9.  Have any payments been made to professionals? (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                                      x
                                                                                             -----------------  -----------------
10. If you answered yes to line 7,8, or 9, were all such payments
    approved by the court?                                                                                               x
                                                                                             -----------------  -----------------
11. Is the estate insured for replacement cost of assets and for general
    liability?                                                                                      x
                                                                                             -----------------  -----------------
12. Are U.S. Trustee quarterly fees current?                                                        x
                                                                                             -----------------  -----------------

    I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


Date:  December 18, 1997                            /s/ GEORGE OLIVA
      -------------------                   ----------------------------------
                                                        George Oliva
                                                     Responsible person

  * Valuation in Bankruptcy schedules based on historical book values as maintained by prior management.

 ** Post petition payroll related taxes paid currently. Federal, State and local prior period tax returns were not filed; related tax liabilities are unknown.

***  Approximately $20K in misc prepetition checks cleared post petition.


Effective 1/1/95

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED November 30,1997

                                  ($_________)

         ASSETS

                                                                              FROM SCHEDULES       MARKET VALUE
                                                                              --------------       ------------
             CURRENT ASSETS
     1             Cash and cash equivalents - unrestricted                                          $1,186,692
                                                                                                   -------------
     2             Cash and cash equivalents - restricted                                              $523,936
                                                                                                   -------------
     3             Accounts receivable (net)                                          A              $1,135,088
                                                                                                   -------------
     4             Inventory (net)                                                    B                $493,672
                                                                                                   -------------
     5             Prepaid expenses                                                                    $116,167
                                                                                                   -------------
     6             Other:   Receivable (estimated net) from estate auction                              $85,000
                                                                                                   -------------
     7                      Receivable balance from PTG for Radion inventory                            $85,883
                                                                                                   -------------

     8                 TOTAL CURRENT ASSETS                                                          $3,626,438
                                                                                                   -------------


             PROPERTY AND EQUIPMENT (MARKET VALUE)
     9             Real property                                                      C              $3,500,000
                                                                                                   -------------
    10             Machinery and equipment                                            D                $125,000
                                                                                                   -------------
    11             Furniture and fixtures                                             D                 $25,000
                                                                                                   -------------
    12             Office equipment                                                   D                 $50,000
                                                                                                   -------------
    13             Leasehold improvements                                             D                      $0
                                                                                                   -------------
    14             Vehicles                                                           D                  $2,500
                                                                                                   -------------
    15             Other:                                                             D
                            ----------------------------------------------------                   -------------
    16                                                                                D
                   -------------------------------------------------------------                   -------------
    17                                                                                D
                   -------------------------------------------------------------                   -------------
    18                                                                                D
                   -------------------------------------------------------------                   -------------
    19                                                                                D
                   -------------------------------------------------------------                   -------------

    20                 TOTAL PROPERTY AND EQUIPMENT                                                  $3,702,500
                                                                                                   -------------

             OTHER ASSETS
    21                      Concentric Stock 128,272 shares                                          $1,282,720
                   -------------------------------------------------------------                   -------------
    22
                   -------------------------------------------------------------                   -------------
    23
                   -------------------------------------------------------------                   -------------
    24
                   -------------------------------------------------------------                   -------------

    25                 TOTAL OTHER ASSETS                                                            $1,282,720
                                                                                                   -------------

    26                 TOTAL ASSETS                                                                  $8,611,658
                                                                                                   =============


NOTE:

    Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

    Inventory valued at historical cost less a $1.2 million reserve for decreased market value, pending further review of actual market value. Market Value of equipment based on management estimate pending outside appraisal/auctions. Accounts receivable are net of a substantial reserve due to managements experience with the collections.


Effective 1/1/95

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                   ($________)


         LIABILITIES                                                        FROM SCHEDULES
                                                                            --------------
             POST-PETITION

                   CURRENT LIABILITIES
    27                 Salaries and wages
                                                                                                      ------------
    28                 Payroll taxes
                                                                                                      ------------
    29                 Real and personal property taxes                                                   unknown
                                                                                                      ------------
    30                 Income taxes                                                                       unknown
                                                                                                      ------------
    31                 Notes payable (short term)
                                                                                                      ------------
    32                 Accounts payable (trade)                                    A                   $    50,000
                                                                                                      ------------
    33                 Real property lease arrearage
                                                                                                      ------------
    34                 Personal property lease arrearage                                               $    90,000
                                                                                                      ------------
    35                 Accrued professional fees
                       (estimated amount before December payments)                                     $   457,971
                                                                                                      ------------
    36                 Current portion of long-term debt (due within 12 months)                        $         0
                                                                                                      ------------
    37                 Other:                 Warranty Post Petition                                   $    41,707
                                              -------------------------------------                   ------------
    38
                            -------------------------------------------------------                   ------------
    39
                            -------------------------------------------------------                   ------------

    40                 TOTAL CURRENT LIABILITIES                                                       $   639,678
                                                                                                      ------------

    41             LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                      ------------

    42                 TOTAL POST-PETITION LIABILITIES                                                 $   639,678
                                                                                                      ------------

             PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
    43                 Secured claims (excludes equipment lessors claims)          E                   $   252,000
                                                                                                      ------------
    44                 Priority unsecured claims (includes priority tax claims)    E                   $    85,000
                                                                                                      ------------
    45                 General unsecured claims                                    E                   $30,000,000
                                                                                                      ------------

    46                 TOTAL PRE-PETITION LIABILITIES                                                  $30,337,000
                                                                                                      ------------

    47                 TOTAL LIABILITIES                                                               $30,976,678
                                                                                                      ------------

         EQUITY (DEFICIT)

    48
                            -------------------------------------------------------                   ------------
    49
                            -------------------------------------------------------                   ------------
    50
                            -------------------------------------------------------                   ------------
    51
                            -------------------------------------------------------                   ------------
    52             Market value adjustment                                                            ($22,365,020)
                                                                                                      ------------
    53                 TOTAL EQUITY (DEFICIT)                                                         ($22,365,020)
                                                                                                      ------------

    54                 TOTAL LIABILITIES AND EQUITY (DEFICIT)                                          $ 8,611,658
                                                                                                      ============


Effective 1/1/95

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                  ($__________)

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                         ACCOUNTS            ACCOUNTS PAYABLE          PAST DUE
                                                        RECEIVABLE            [POST PETITION]     POST PETITION DEBT
                                                        ----------            ---------------     ------------------
Receivables and Payables Ageings
    0 -30 Days                                          $  783,518                    $50,000
                                                        ----------                   --------
    31-60 Days                                          $  529,872                    $     0
                                                        ----------                   --------
    61-90 Days                                          $  126,330                                         $0
                                                        ----------                   --------     ---------------
    91+ Days                                            $        0
                                                        ----------                   --------
    Total accounts receivable/payable                   $1,439,720                    $50,000
                                                        ----------                   ========
    Allowance for doubtful accounts                     $  304,632
                                                        ----------
    Accounts receivable (net)                           $1,135,088
                                                        ==========


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------
                                        INVENTORY(IES)          Inventory Beginning of Month             $6,953,672
                                          BALANCE AT                                                     ----------
                                         END OF MONTH
                                        --------------          Add -
Retail/Restaurants -                                                    Net purchases                    $  250,000
                                                                                                         ----------
    Product for resale                    ---------                     Direct labor                     $    7,812
                                                                                                         ----------
                                                                        Manufacturing overhead           $   25,000
                                                                                                         ----------
Distribution -                                                          Freight in
                                                                                                         ----------
    Product for resale                    ---------                     Other:


                                                                        ----------------------           ----------
Manufacturer -
                                           $514,412                     ----------------------           ----------
    Raw materials                         ---------
                                           $193,581
    Work-in-progress                      ---------             Less -
                                           $231,442
    Finished goods                        ---------                     Inventory End of Month           $  939,435
                                                                                                         ----------
                                                                        Shrinkage/writedowns             $5,870,188
                                          ($445,763)                                                     ----------
Other -                                   ---------                     Personal Use
                                                                                                         ----------
    Explain  Provision for lower
   --------------------------------
             market value than cost                             Cost of Goods Sold                       $  426,861
   --------------------------------                                                                      ==========

          TOTAL                            $493,672
                                         ==========


METHOD OF INVENTORY CONTROL

Do you have a functioning perpetual inventory system?

                             Yes               No  x
                                 ----             ----

How often do you take a complete physical inventory?


    Weekly
                                 ----
    Monthly
                                 ----
    Quarterly
                                 ----
    Semi-annually
                                 ----
    Annually                      x
                                 ----

Date of last physical inventory was                         April 1997
                                                      ------------------------


Date of next physical inventory is                            unknown
                                                      ------------------------

INVENTORY VALUATION METHODS

Indicate by a checkmark method of inventory valuation used.

Valuation methods -
        FIFO cost                          x
                                    ---------------
        LIFO cost
                                    ---------------
        Lower of cost or
            market
                                    ---------------
        Retail method
                                    ---------------
        Other -
                                    ---------------
             Explain

             --------------------------------------

             --------------------------------------


Effective 1/1/95

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                        COST                       MARKET VALUE
-----------                                                        ----                       ------------
      Land, Building and Improvements                           $7,560,000                      $3,500,000
-------------------------------------------                   -------------                   ------------

-------------------------------------------                   -------------                   ------------

-------------------------------------------                   -------------                   ------------

-------------------------------------------                   -------------                   ------------
      TOTAL                                                     $7,560,000                      $3,500,000
                                                              =============                   ============


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                       COST                       MARKET VALUE
-----------                                                       ----                       ------------
MACHINERY & EQUIPMENT -

      Manufacturing Equipment                                  $ 9,016,000                        $100,000
-------------------------------------------                   -------------                     -----------
      Tooling                                                  $ 2,248,000                        $      0
-------------------------------------------                   -------------                     -----------
      Leased Equipment                                         $   884,000                        $ 25,000
-------------------------------------------                   -------------                     -----------

-------------------------------------------                   -------------                     -----------
      TOTAL                                                    $12,148,000                        $125,000
                                                              =============                     ===========

FURNITURE & FIXTURES -
      Miscelleneous items                                      $   789,000                        $ 25,000
-------------------------------------------                   -------------                     -----------

-------------------------------------------                   -------------                     -----------

-------------------------------------------                   -------------                     -----------

-------------------------------------------                   -------------                     -----------
      TOTAL                                                    $   789,000                        $ 25,000
                                                              =============                     ===========

OFFICE EQUIPMENT -
      Equipment                                                $    39,000                        $      0
-------------------------------------------                   -------------                     -----------
      Software                                                 $   422,000                        $      0
-------------------------------------------                   -------------                     -----------
      Computer Hardware                                        $ 5,889,000                        $ 50,000
-------------------------------------------                   -------------                     -----------
      TOTAL                                                    $ 6,350,000                        $ 50,000
                                                              =============                     ===========

LEASEHOLD IMPROVEMENTS -
                                                               $         0                        $      0
-------------------------------------------                   -------------                     -----------

-------------------------------------------                   -------------                     -----------

-------------------------------------------                   -------------                     -----------

-------------------------------------------                   -------------                     -----------
      TOTAL                                                    $         0                        $      0
                                                              =============                     ===========

VEHICLES -
      1988 Chevrolet Van                                       $    15,000                        $  2,500
-------------------------------------------                   -------------                     -----------

-------------------------------------------                   -------------                     -----------

-------------------------------------------                   -------------                     -----------

-------------------------------------------                   -------------                     -----------
      TOTAL                                                    $    15,000                        $  2,500
                                                              =============                     ===========


                                   SCHEDULE E
                            PRE-PETITION LIABILITIES


                                                                     CLAIMED                       ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                          AMOUNT                       AMOUNT (B)
-------------------------------------------                          ------                       ----------
    Secured claims  (a)                                            $   670,000                     $   252,000
                                                                   ------------                   -------------
    Priority claims other than taxes                               $   150,000                     $    35,000
                                                                   ------------                   -------------
    Priority tax claims                                            $   470,000                     $    90,000
                                                                   ------------                   -------------
    General unsecured claims                                       $40,000,000                     $30,000,000
                                                                   ------------                   -------------

(a)   List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.


Effective 1/1/95

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 11/30/97
                                   $__________

                 CURRENT MONTH
-------------------------------------------------------                                                 CUMULATIVE     NEXT MONTH
     ACTUAL        FORECAST         VARIANCE                                                         (CASE TO DATE)    FORECAST
     ------        --------         --------                                                         --------------    --------
                                                 REVENUES
       $ 597,008      $ 600,000    $ (2,992)   1     Gross Sales                                        $ 4,170,650      $ 485,000
----------------   ------------    --------                                                         ---------------   ------------
       $       0      $       0    $      0    2     less: Sales Returns & Allowances                   $  (160,000)     $       0
----------------   ------------    --------                                                         ---------------   ------------
       $ 597,008      $ 600,000    $ (2,992)   3     Net Sales                                          $ 4,010,650      $ 485,000
----------------   ------------    --------                                                         ---------------   ------------
       $ 426,861      $ 429,000    $ (2,139)   4     less: Cost of Goods Sold (Schedule 'B')            $ 2,986,882      $ 346,775
----------------   ------------    --------                                                         ---------------   ------------
       $ 170,147      $ 171,000    $   (853)   5     Gross Profit                                       $ 1,023,768      $ 138,225
----------------   ------------    --------                                                         ---------------   ------------
                                   $      0    6     Interest
----------------   ------------    --------                                                         ---------------   ------------
                                               7     Other Income:

                                   $      0    8
----------------   ------------    --------          ---------------------------------------        ---------------   ------------
                                   $      0    9
----------------   ------------    --------          ---------------------------------------        ---------------   ------------

       $ 170,147      $ 171,000    $   (853)  10         TOTAL REVENUES                                 $ 1,023,768      $ 138,225
----------------   ------------    --------                                                         ---------------   ------------


                                                 EXPENSES
       $  32,308      $  32,276    $    (32)  11     Compensation to Owner(s)/Officer(s)                $   224,303      $  32,308
----------------   ------------    --------                                                         ---------------   ------------
       $ 146,164      $ 146,224    $     60   12     Salaries/Commissions                               $   903,001      $ 146,224
----------------   ------------    --------                                                         ---------------   ------------
                                   $      0   13     Management Fees
----------------   ------------    --------                                                         ---------------   ------------
       $   5,000      $   5,000    $      0   14     Depreciation                                       $   105,000      $   5,000
----------------   ------------    --------                                                         ---------------   ------------
                                   $      0   15     Taxes:
----------------   ------------    --------                                                         ---------------   ------------
       $  10,697      $  16,500    $  5,803   16         Employer Payroll Taxes                         $    72,726      $  12,000
----------------   ------------    --------                                                         ---------------   ------------
                                   $      0   17         Real Property Taxes
----------------   ------------    --------                                                         ---------------   ------------
                                   $      0   18         Other Taxes
----------------   ------------    --------                                                         ---------------   ------------
       $  13,885                   $(13,885)  19     Other Selling                                                       $  25,000
----------------   ------------    --------                                                         ---------------   ------------
       $ 136,517      $ 100,000    $(36,517)  20     Other Administrative                               $   668,353      $ 125,000
----------------   ------------    --------                                                         ---------------   ------------
       $       0      $       0    $      0   21     Interest                                           $         0      $       0
----------------   ------------    --------                                                         ---------------   ------------
                                              22     Other Expenses:

                                              23             Misc
----------------   ------------    --------          ---------------------------------------        ---------------   ------------
                                   $      0   24
----------------   ------------    --------          ---------------------------------------        ---------------   ------------
                                   $      0   25
----------------   ------------    --------          ---------------------------------------        ---------------   ------------
                                   $      0   26
----------------   ------------    --------          ---------------------------------------        ---------------   ------------
                                   $      0   27
----------------   ------------    --------          ---------------------------------------        ---------------   ------------
                                   $      0   28
----------------   ------------    --------          ---------------------------------------        ---------------   ------------
                                   $      0   29
----------------   ------------    --------          ---------------------------------------        ---------------   ------------
                                   $      0   30
----------------   ------------    --------          ---------------------------------------        ---------------   ------------

       $ 344,571      $ 300,000    $(44,571)  31         TOTAL EXPENSES                                 $ 1,973,383      $ 345,532
----------------   ------------    --------                                                         ---------------   ------------

       $(174,424)     $(129,000)   $(45,424)  32 SUBTOTAL                                               $  (949,615)     $(207,307)
----------------   ------------    --------                                                         ---------------   ------------

                                                 REORGANIZATION ITEMS
       $       0      $       0    $      0   33     Professional Fees                                  $         0      $       0
----------------   ------------    --------                                                         ---------------   ------------
                                   $      0   34     Provisions for Rejected Executory Contracts
----------------   ------------    --------                                                         ---------------   ------------
                                                     Interest Earned on Accumulated Cash
       $   3,453      $   2,250    $ (1,203)  35         Resulting from Chp 11 Case                     $     5,667      $   3,450
----------------   ------------    --------                                                         ---------------   ------------
                                   $      0   36     Gain or (Loss) from Sale of Equipment
----------------   ------------    --------                                                         ---------------   ------------
                                   $      0   37
----------------   ------------    --------          ---------------------------------------        ---------------   ------------
                                   $      0   38
----------------   ------------    --------          ---------------------------------------        ---------------   ------------

       $  (3,453)     $  (2,250)   $  1,203   39         TOTAL REORGANIZATION ITEMS                     $    (5,667)     $  (3,450)
----------------   ------------    --------                                                         ---------------   ------------

       $(170,971)     $(126,750)   $(44,221)  40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES         $  (943,948)     $(203,857)
----------------   ------------    --------                                                         ---------------   ------------
                                   $      0   41     Federal & State Income Taxes
----------------   ------------    --------                                                         ---------------   ------------

       $(170,971)     $(126,750)   $(44,221)  42 NET PROFIT (LOSS)                                      $  (943,948)     $(203,857)
================   ============    ========                                                         ===============   ============


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Line 16  Employer Taxes         Employer Taxes were lower than forecast due to
                                limits being reached by the employees late in the tax year.


Line 19  Other Selling          The company incurred some advertising and other
                                marketing related cost that wasn't considered in the forecast


Line 20  Other Administrative   Expenses were higher than forecast due to higher
                                than anticipated spending for travel and other misc items.

Line 20  Professional Fees      Professional fees not reflected in Statement
                                of Operations.




Effective 1/1/95

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED November 30, 1997




CASH BALANCE BEGINNING OF MONTH                                $1,166,239
                                                               -----------

CASH RECEIPTS  (1)                                               $697,453
                                                               -----------

CASH DISBURSEMENTS  (1)                                          $677,000
                                                               -----------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                $20,453
                                                               -----------

CASH BALANCE END OF MONTH                                      $1,186,692
                                                               ===========




RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                       ACCOUNT 1                 ACCOUNT 2                 ACCOUNT 3                ACCOUNT 4
                                       ---------                 ---------                 ---------                ---------
BANK                             Wells Fargo               Bank of America           Bank of America           Bank of America
                                 ----------------------    ----------------------    ----------------------    --------------------
ACCOUNT TYPE                     Checking                  Investment #1             Investment #2             Checking
                                 ----------------------    ----------------------    ----------------------    --------------------

                                 ----------------------    ----------------------    ----------------------    --------------------
ACCOUNT NO.                      4091-390302               15810-21069               15810-21073               15814-14194
                                 ----------------------    ----------------------    ----------------------    --------------------
ACCOUNT PURPOSE                  Main operating            Estate Proceeds (2)       Estate Proceeds (2)       operating account
                                 ----------------------    ----------------------    ----------------------    --------------------

BALANCE, END OF MONTH                          $59,000                $1,021,539                   $50,191                 $55,443
                                 ----------------------    ----------------------    ----------------------    --------------------

TOTAL FUNDS ON HAND FOR ALL
  ACCOUNTS                                  $1,186,173
                                 ======================




(1) Excluding bank transfers between your accounts.

(2) Includes proceeds from sale of assets. Investment acct #1 for Farrington Ltd and investment acct #2 for PTG deposit.


Effective 1/1/95